United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7193

(Investment Company Act File Number)

Federated Institutional Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 08/31/19

Date of Reporting Period: 08/31/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
August 31, 2019
Share Class | Ticker	A | FGCAX	Institutional | FGCIX	Service | FGCSX	R6 | SRBRX

Federated Short-Intermediate Total Return Bond Fund
Fund Established 2005

A Portfolio of Federated Institutional Trust
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Short-Intermediate Total Return Bond Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2018 through August 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Short-Intermediate Total Return Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2019, was 5.35% for Class A Shares, 5.61% for Institutional Shares, 5.35% for Service Shares and 5.62% for Class R6 Shares. The total return for the Bloomberg Barclays 1-5 Year U.S. Government/Credit Index (BGC1-5),1 the Fund's broad-based securities market index, was 5.96% during the same period. The total return of the Morningstar Short-Term Bond Funds Average (MSTBFA),2 a peer group average for the Fund, was 4.44% during the same period. The Fund's and the MSTBFA's total returns for the most recently completed fiscal year reflect actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the BGC1-5.
During the reporting period, the Fund's investment strategy focused on: (a) movement among the various sectors and quality spectrums of the bond market such as corporate bonds3 and international securities;4 (b) selection of individual securities; and (c) the selection of securities with different maturities (expressed by a “yield curve” showing the relative yield of similar securities with different maturities). These were the most significant factors affecting the Fund's performance relative to the BGC1-5.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
Continued, steady U.S. economic growth and increasing signs of slowing global growth during the reporting period created a tricky environment for the Federal Reserve (“Fed”) to navigate. U.S. gross domestic product accelerated in first quarter 2019 to 3.10%, rising from fourth quarter 2018's 1.10%, even as the Fed shifted from its path of steady increases in its federal funds target rate to a wait-and-see mode as of the end of the reporting period. Consumer confidence wobbled but remained high, boosted by monthly job gains of 187,000 during the period and near record-low jobless claims. Recent tax law changes incentivized business investment at least until May 2019, when trade and tariff concerns escalated. Market volatility spiked in May and August, as trade worries led investors to seek the safety of U.S. Treasuries. Reflecting market concerns, the Fed cut its federal funds target rate at its July meeting, citing “implications of global developments for the economic outlook, as well as muted inflation pressures.” The U.S. 2-year Treasury yield rose from 2.62%, to a high of 2.97% and then fell to end the period at 1.51%, while the 10-year Treasury yield rose from 2.86%, to a high of 3.24% and closed the period at 1.50%. The spread between these yields dipped into negative territory at the end of the period, before bouncing back into a positive reading.
Annual Shareholder Report

SECTOR AND QUALITY MANAGEMENT
Over the reporting period, the Fund actively invested in those securities that the manager believes have higher total return potential. Multiple sectors contributed to Fund performance. Emerging markets,5 trade finance and investment-grade corporate6 bonds were the largest contributors, followed by high-yield7 and asset-backed securities. These were partly offset by underperformance of the mortgage-backed (MBS) securities and Treasury Inflation Protected Securities (TIPS) allocations.
The Fund's overweight to corporate securities, especially lower-rated ones, was the primary contributor to returns during the reporting period. In addition to increasing portfolio yield relative to the benchmark, the corporate issues provided favorable total returns. Credit issues rated “BBB” and below outperformed higher quality issues and U.S. Treasuries over the period. Residential and commercial MBS securities8 added solid performance, high quality and diversification to the Fund.
SECURITY SELECTION
Security selection was a slight detractor from Fund performance over the reporting period. Contributions from capital goods and utilities were offset by energy and consumer non-cyclical issues and by TIPS holdings.
INTEREST RATE, YIELD CURVE AND DERIVATIVE MANAGEMENT
The Fund's average interest rate sensitivity, or duration,9 was less than that of the BGC1-5 over the reporting period, which detracted from performance. Yields fell across the yield curve, as the Fed moved from raising its federal funds target rate in December 2018 to actually cutting in July 2019. Yield curve positioning had a slight positive impact on performance, as the Fund had relatively more exposure to the belly of the yield curve, which fell in yield more than shorter maturities. The use of Treasury note and bond futures contracts10 played a positive role in executing the Fund's strategies with respect to interest rate sensitivity and yield curve exposure management.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BGC1-5.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSTBFA.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
5	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
Annual Shareholder Report

6	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser believes are of comparable quality. The rating agencies that provide the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality and credit ratings of “BBB” are considered to be good credit quality and the lowest category of investment grade securities. Credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds, and credit ratings of “CCC” or below have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
7	High-yield, lower-rated securities generally entail greater market, credit and liquidity risk than investment-grade securities and may include higher volatility and higher risk of default.
8	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
9	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
10	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Short-Intermediate Total Return Bond Fund (the “Fund”) from August 31, 2009 to August 31, 2019 for Institutional Shares and Service Shares, and from January 31, 2014 to August 31, 2019 for Class A and Class R6 Shares, compared to the Bloomberg Barclays 1-5 Year U.S. Government/Credit Index (BGC1-5)2 and the Morningstar Short-Term Bond Funds Average (MSTBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT–CLASS A SHARES AND CLASS R6 SHARES
Growth of $10,000 as of August 31, 2019
■	Total returns shown for Class A Shares includes the maximum sales charge of 1.00% ($10,000 minus $100 sales charge = $9,900).
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT–INSTITUTIONAL SHARES AND SERVICE SHARES
Growth of $10,000 as of August 31, 2019
Average Annual Total Returns for the Period Ended 8/31/2019
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years	Start of Performance*
Class A Shares	4.32%	1.56%	—	1.81%
Institutional Shares	5.61%	2.02%	3.30%	—
Service Shares	5.35%	1.77%	3.04%	—
Class R6 Shares[4]	5.62%	1.72%	—	1.91%
BGC1-5	5.96%	2.00%	2.19%	1.93%
MSTBFA	4.44%	1.72%	2.28%	1.68%
*	The Fund's Class A and R6 Shares start of performance date was January 31, 2014. The returns for the BGC1-5 and MSTBFA are from the Fund's Class A and R6 Shares start of performance date.
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for A Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The BGC1-5 and MSTBFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BGC1-5 measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The index is unmanaged and it is not possible to invest directly in an index. The BGC1-5 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At August 31, 2019, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
U.S. Treasury Securities	43.4%
Corporate Debt Securities	30.9%
Federated Mortgage Core Portfolio	5.4%
Asset-Backed Securities	5.3%
Federated Project and Trade Finance Core Fund	4.3%
Collateralized Mortgage Obligations	2.7%
Federated Bank Loan Core Fund	1.6%
High Yield Bond Portfolio	1.5%
Mortgage-Backed Securities[2]	1.0%
Emerging Markets Core Fund	0.6%
Derivative Contracts[3]	0.0%[4]
Cash Equivalents[5]	2.8%
Other Assets and Liabilities—Net[6]	0.5%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities and derivative contracts in which the Fund Invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets, are listed individually in the table.
2	For purposes of this table, Mortgage-Backed Securities may include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Represents less than 0.1%.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
August 31, 2019
Principal Amount or Shares			Value
		CORPORATE BONDS—30.9%
		Basic Industry - Chemicals—0.0%
$100,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	$100,402
		Basic Industry - Metals & Mining—0.5%
710,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 8/1/2022	748,770
50,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.200%, 7/15/2021	51,253
425,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	452,818
500,000		Southern Copper Corp., Sr. Unsecd. Note, 3.500%, 11/8/2022	514,474
		TOTAL	1,767,315
		Capital Goods - Aerospace & Defense—0.4%
395,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	436,973
500,000		Northrop Grumman Corp., Sr. Unsecd. Note, 2.550%, 10/15/2022	507,941
25,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.100%, 11/15/2021	25,470
40,000	[1]	Textron Financial Corp., Jr. Sub. Note, 144A, 3.893% (3-month USLIBOR +1.735%), 2/15/2042	30,675
500,000		Textron, Inc., Sr. Unsecd. Note, 3.650%, 3/1/2021	510,214
		TOTAL	1,511,273
		Capital Goods - Building Materials—0.2%
500,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	510,721
81,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	82,884
		TOTAL	593,605
		Capital Goods - Construction Machinery—0.3%
1,000,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 4.375%, 4/5/2022	1,043,750
		Capital Goods - Diversified Manufacturing—1.0%
1,000,000		3M Co., Sr. Unsecd. Note, 2.000%, 2/14/2025	997,466
10,000		Emerson Electric Co., 4.875%, 10/15/2019	10,031
144,000		General Electric Capital Corp., Sr. Unsecd. Note, Series MTN, 4.650%, 10/17/2021	149,194
30,000		Johnson Controls International PLC, Sr. Unsecd. Note, 3.750%, 12/1/2021	30,787
415,000		Lennox International, Inc., Sr. Unsecd. Note, 3.000%, 11/15/2023	420,867
789,000		Pentair Finance SARL, Sr. Unsecd. Note, 2.650%, 12/1/2019	788,853
1,000,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.000%, 12/15/2020	1,010,327
350,000	[1]	Tyco Electronics Group SA, Sr. Unsecd. Note, 2.928% (3-month USLIBOR +0.450%), 6/5/2020	350,398
		TOTAL	3,757,923
		Capital Goods - Environmental—0.0%
50,000		Republic Services, Inc., Company Guarantee, 5.250%, 11/15/2021	53,292
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—cont.
	Capital Goods - Packaging—0.1%
$250,000	WestRock Co., Sr. Unsecd. Note, 4.000%, 3/1/2023	$262,766
	Communications - Cable & Satellite—0.7%
180,000	CCO Safari II LLC, 3.579%, 7/23/2020	181,744
1,000,000	Comcast Corp., Sr. Unsecd. Note, 3.700%, 4/15/2024	1,071,718
1,500,000	Time Warner Cable, Inc., Company Guarantee, 5.000%, 2/1/2020	1,515,115
	TOTAL	2,768,577
	Communications - Media & Entertainment—0.2%
400,000	British Sky Broadcasting Group PLC, 144A, 2.625%, 9/16/2019	400,030
175,000	Fox Corp, Sr. Unsecd. Note, 144A, 3.666%, 1/25/2022	181,462
195,000	Walt Disney Co., Sr. Unsecd. Note, 144A, 4.000%, 10/1/2023	208,755
100,000	Walt Disney Co., Sr. Unsecd. Note, Series MTN, 3.750%, 6/1/2021	103,098
	TOTAL	893,345
	Communications - Telecom Wireless—0.3%
450,000	Crown Castle International Corp., Sr. Unsecd. Note, 2.250%, 9/1/2021	450,176
605,000	Vodafone Group PLC, Sr. Unsecd. Note, 3.750%, 1/16/2024	640,452
	TOTAL	1,090,628
	Communications - Telecom Wirelines—0.4%
850,000	AT&T, Inc., Sr. Unsecd. Note, 3.200%, 3/1/2022	872,216
60,000	CenturyLink, Inc., Sr. Note, Series Q, 6.150%, 9/15/2019	60,198
475,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 3/15/2024	515,723
	TOTAL	1,448,137
	Consumer Cyclical - Automotive—0.7%
1,000,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 2.681%, 1/9/2020	1,000,271
500,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.200%, 7/13/2020	502,885
400,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 4.150%, 6/19/2023	418,024
800,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 144A, 2.250%, 1/13/2020	799,398
	TOTAL	2,720,578
	Consumer Cyclical - Lodging—0.2%
619,000	Choice Hotels International, Inc., Company Guarantee, 5.700%, 8/28/2020	640,318
	Consumer Cyclical - Retailers—0.7%
780,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 2.700%, 7/26/2022	788,486
970,000	CVS Health Corp., Sr. Unsecd. Note, 3.700%, 3/9/2023	1,014,980
930,000	WalMart, Inc., Sr. Unsecd. Note, 3.400%, 6/26/2023	985,372
	TOTAL	2,788,838
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—cont.
		Consumer Cyclical - Services—1.0%
$1,250,000		Alibaba Group Holding Ltd., Sr. Unsecd. Note, 2.500%, 11/28/2019	$1,250,465
1,000,000		Cintas Corp. No. 2, Sr. Unsecd. Note, 2.900%, 4/1/2022	1,022,254
500,000		Expedia, Inc., Company Guarantee, 5.950%, 8/15/2020	516,098
915,000		IHS Markit Ltd., Sr. Unsecd. Note, 4.125%, 8/1/2023	965,737
		TOTAL	3,754,554
		Consumer Non-Cyclical - Food/Beverage—1.5%
285,000	[1]	Constellation Brands, Inc., Sr. Unsecd. Note, 2.858% (3-month USLIBOR +0.700%), 11/15/2021	285,069
430,000		Flowers Foods, Inc., Sr. Unsecd. Note, 4.375%, 4/1/2022	451,193
300,000		Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 4.500%, 1/25/2022	313,638
1,000,000		Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	1,017,323
810,000		Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.057%, 5/25/2023	860,735
1,320,000		McCormick & Co., Inc., Sr. Unsecd. Note, 2.700%, 8/15/2022	1,341,852
660,000		Mondelez International Holdings Netherlands BV, Sr. Unsecd. Note, 144A, 2.000%, 10/28/2021	658,322
475,000		Tyson Foods, Inc., Sr. Unsecd. Note, 4.500%, 6/15/2022	504,296
		TOTAL	5,432,428
		Consumer Non-Cyclical - Health Care—0.6%
875,000		Becton Dickinson & Co., Sr. Unsecd. Note, 2.894%, 6/6/2022	889,742
140,000		Laboratory Corp. of America Holdings, Sr. Unsecd. Note, 3.750%, 8/23/2022	145,519
1,275,000		Zimmer Biomet Holdings, Inc., Sr. Unsecd. Note, 2.700%, 4/1/2020	1,277,889
		TOTAL	2,313,150
		Consumer Non-Cyclical - Pharmaceuticals—2.6%
750,000		Abbott Laboratories, Sr. Unsecd. Note, 2.900%, 11/30/2021	764,857
1,250,000		AbbVie, Inc., Sr. Unsecd. Note, 2.500%, 5/14/2020	1,251,996
1,000,000		Actavis Funding SCS, Sr. Unsecd. Note, 3.000%, 3/12/2020	1,003,194
395,000		AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	398,298
1,000,000		Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 3.875%, 12/15/2023	1,050,615
750,000		Bayer US Finance LLC, Unsecd. Note, 144A, 2.375%, 10/8/2019	749,700
730,000		Biogen Idec, Inc., Sr. Unsecd. Note, 2.900%, 9/15/2020	734,589
385,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 2.900%, 7/26/2024	399,443
500,000		Celgene Corp., Sr. Unsecd. Note, 2.875%, 8/15/2020	503,097
790,000		Merck & Co., Inc., Sr. Unsecd. Note, 2.900%, 3/7/2024	827,130
1,000,000		Teva Pharmaceutical Finance IV LLC, Sr. Unsecd. Note, 2.250%, 3/18/2020	995,000
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—cont.
	Consumer Non-Cyclical - Pharmaceuticals—cont.
$1,000,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 2.200%, 7/21/2021	$940,000
	TOTAL	9,617,919
	Consumer Non-Cyclical - Products—0.2%
625,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, 144A, 2.375%, 6/24/2022	629,186
	Consumer Non-Cyclical - Supermarkets—0.3%
990,000	Kroger Co., Sr. Unsecd. Note, 2.800%, 8/1/2022	1,009,067
	Consumer Non-Cyclical - Tobacco—0.4%
365,000	Altria Group, Inc., Sr. Unsecd. Note, 3.800%, 2/14/2024	386,856
500,000	Bat Capital Corp., Sr. Unsecd. Note, Series WI, 2.764%, 8/15/2022	507,228
673,000	Reynolds American, Inc., Sr. Unsecd. Note, 3.250%, 6/12/2020	678,201
	TOTAL	1,572,285
	Energy - Independent—0.5%
500,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 4.850%, 3/15/2021	517,035
840,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 2.950%, 1/15/2023	853,928
250,000	Marathon Oil Corp., Sr. Unsecd. Note, 2.700%, 6/1/2020	250,598
400,000	Occidental Petroleum Corp., Sr. Unsecd. Note, 2.900%, 8/15/2024	404,196
	TOTAL	2,025,757
	Energy - Integrated—0.5%
1,000,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.790%, 2/6/2024	1,069,888
880,000	Husky Energy, Inc., Sr. Unsecd. Note, 3.950%, 4/15/2022	911,303
	TOTAL	1,981,191
	Energy - Midstream—0.5%
450,000	Andeavor Logistics LP, Sr. Unsecd. Note, 3.500%, 12/1/2022	462,540
225,000	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 3.300%, 6/1/2020	226,515
150,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	162,417
230,000	Energy Transfer Partners LP, Sr. Unsecd. Note, Series 5Y, 4.200%, 9/15/2023	243,338
500,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 2.550%, 10/15/2019	499,976
50,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 3/1/2021	52,510
50,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.850%, 2/15/2020	50,962
	TOTAL	1,698,258
	Energy - Oil Field Services—0.3%
275,000	Nabors Industries, Inc., Company Guarantee, 5.000%, 9/15/2020	275,000
500,000	Nabors Industries, Inc., Sr. Unsecd. Note, 4.625%, 9/15/2021	478,750
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—cont.
		Energy - Oil Field Services—cont.
$300,000		Nabors Industries, Inc., Sr. Unsecd. Note, 5.100%, 9/15/2023	$253,500
		TOTAL	1,007,250
		Energy - Refining—0.2%
100,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 5.125%, 3/1/2021	104,079
600,000	[1]	Phillips 66, Sr. Unsecd. Note, 144A, 3.053% (3-month USLIBOR +0.750%), 4/15/2020	600,184
		TOTAL	704,263
		Financial Institution - Banking—7.0%
143,000		American Express Co., 2.650%, 12/2/2022	145,862
1,000,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.700%, 3/3/2022	1,020,267
930,000		Associated Banc-Corp., Sr. Unsecd. Note, 2.750%, 11/15/2019	930,121
1,000,000		Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	1,064,647
980,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 4/1/2022	997,722
539,000		Bank of America Corp., Sr. Unsecd. Note, 3.004%, 12/20/2023	553,441
1,825,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.124%, 1/20/2023	1,867,997
1,100,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	1,118,344
1,200,000		Capital One Bank, Sub. Note, 3.375%, 2/15/2023	1,239,083
50,000		Citigroup, Inc., Sr. Note, 5.375%, 8/9/2020	51,558
750,000		Citigroup, Inc., Sr. Unsecd. Note, 2.350%, 8/2/2021	755,063
500,000		Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	508,852
355,000		Citigroup, Inc., Sr. Unsecd. Note, 3.352%, 4/24/2025	371,155
400,000		Citigroup, Inc., Sub. Note, 4.050%, 7/30/2022	419,648
250,000		Citizens Bank N.A., Sr. Unsecd. Note, Series BKNT, 2.550%, 5/13/2021	251,826
670,000		Citizens Financial Group, Inc., Sr. Unsecd. Note, 2.375%, 7/28/2021	672,479
100,000		City National Corp., Sr. Unsecd. Note, 5.250%, 9/15/2020	103,218
655,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	694,992
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.908%, 6/5/2023	509,012
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.625%, 1/22/2023	523,365
250,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.250%, 7/27/2021	264,231
1,125,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.750%, 1/24/2022	1,218,481
1,010,000		Huntington Bancshares, Inc., Sub. Note, 7.000%, 12/15/2020	1,070,559
200,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.200%, 1/25/2023	207,893
1,200,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.500%, 1/24/2022	1,270,430
725,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	751,762
450,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, Series BKNT, 3.150%, 4/1/2022	462,324
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—cont.
		Financial Institution - Banking—cont.
$500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.125%, 1/23/2023	$515,884
165,000	[1]	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 3.682% (3-month USLIBOR +1.400%), 10/24/2023	168,018
500,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	529,817
1,000,000		PNC Bank, N.A., Series BKNT, 2.150%, 4/29/2021	1,003,176
1,100,000		Regions Financial Corp., Sr. Unsecd. Note, 2.750%, 8/14/2022	1,119,759
1,000,000		SunTrust Bank, Inc., Sr. Unsecd. Note, Series BKNT, 2.590%, 1/29/2021	1,001,448
750,000		U.S. Bancorp, Sr. Unsecd. Note, Series V, 2.625%, 1/24/2022	762,689
750,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.069%, 1/24/2023	767,305
750,000	[1]	Wells Fargo & Co., Sr. Unsecd. Note, 3.485% (3-month USLIBOR +1.230%), 10/31/2023	761,862
350,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 4.600%, 4/1/2021	363,864
		TOTAL	26,038,154
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
500,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 2.950%, 4/1/2022	512,159
		Financial Institution - Finance Companies—0.2%
420,000		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsecd. Note, 3.950%, 2/1/2022	435,459
405,000		GE Capital International Funding Co., Sr. Unsecd. Note, 2.342%, 11/15/2020	402,845
		TOTAL	838,304
		Financial Institution - Insurance - Health—0.5%
750,000		CIGNA Corp., Sr. Unsecd. Note, 3.750%, 7/15/2023	788,958
1,000,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 3.500%, 6/15/2023	1,055,947
		TOTAL	1,844,905
		Financial Institution - Insurance - Life—1.2%
1,000,000		AIA Group Ltd., Sr. Unsecd. Note, 144A, 3.200%, 3/11/2025	1,041,674
1,000,000		American International Group, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2022	1,071,445
500,000		MET Life Global Funding I, 144A, 1.750%, 9/19/2019	499,895
1,000,000		Mass Mutual Global Funding II, 144A, 2.000%, 4/15/2021	1,000,634
335,000		PRICOA Global Funding I, 144A, 2.450%, 9/21/2022	338,902
500,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2022	517,966
		TOTAL	4,470,516
		Financial Institution - Insurance - P&C—0.6%
1,000,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 5.125%, 4/15/2022	1,083,320
750,000		Liberty Mutual Group, Inc., 144A, 4.950%, 5/1/2022	797,615
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—cont.
		Financial Institution - Insurance - P&C—cont.
$500,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	$533,054
		TOTAL	2,413,989
		Financial Institution - REIT - Healthcare—0.2%
700,000		Healthcare Trust of America, 3.700%, 4/15/2023	726,579
		Financial Institution - REIT - Other—0.1%
300,000		WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	322,872
		Financial Institution - REIT - Retail—0.1%
190,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	196,853
		Sovereign—0.1%
475,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	503,343
		Technology—2.5%
1,150,000		Apple, Inc., Sr. Unsecd. Note, 1.550%, 8/4/2021	1,144,716
1,000,000		Autodesk, Inc., Sr. Unsecd. Note, 3.125%, 6/15/2020	1,005,268
490,000		Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 4.420%, 6/15/2021	505,724
630,000		Equifax, Inc., Sr. Unsecd. Note, 2.300%, 6/1/2021	629,383
620,000	[1]	IBM Credit Corp., Sr. Unsecd. Note, 2.594% (3-month USLIBOR +0.470%), 11/30/2020	622,664
750,000		Intel Corp., 3.300%, 10/1/2021	773,463
1,000,000		Keysight Technologies, Inc., 3.300%, 10/30/2019	1,000,156
1,250,000		Molex Electronics Technologies LLC, Sr. Unsecd. Note, 144A, 2.878%, 4/15/2020	1,251,586
1,000,000		Oracle Corp., Sr. Unsecd. Note, 1.900%, 9/15/2021	999,865
560,000		Salesforce.com, Inc., Sr. Unsecd. Note, 3.250%, 4/11/2023	585,972
720,000		Total System Services, Inc., Sr. Unsecd. Note, 3.800%, 4/1/2021	736,949
150,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	157,962
		TOTAL	9,413,708
		Transportation - Services—0.3%
500,000		Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 2.350%, 10/15/2019	499,895
210,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 3/1/2022	213,107
485,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.875%, 6/1/2022	495,100
		TOTAL	1,208,102
		Utility - Electric—3.0%
500,000		AEP Texas, Inc., Sr. Unsecd. Note, Series WI, 2.400%, 10/1/2022	503,771
850,000		Alabama Power Co., Sr. Unsecd. Note, Series 17A, 2.450%, 3/30/2022	857,281
870,000		Ameren Corp., Sr. Unsecd. Note, 2.700%, 11/15/2020	873,823
605,000		Consolidated Edison Co., Sr. Unsecd. Note, 2.000%, 5/15/2021	604,956
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—cont.
	Utility - Electric—cont.
$610,000	Dominion Energy, Inc., Jr. Sub. Note, 3.071%, 8/15/2024	$627,914
1,000,000	Duke Energy Corp., Sr. Unsecd. Note, 1.800%, 9/1/2021	994,242
460,000	Emera US Finance LP, Sr. Unsecd. Note, 2.700%, 6/15/2021	463,457
930,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 2.875%, 5/25/2022	941,500
710,000	EverSource Energy, Sr. Unsecd. Note, 2.500%, 3/15/2021	713,266
410,000	Fortis, Inc./Canada, Sr. Unsecd. Note, 2.100%, 10/4/2021	408,534
460,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	477,751
250,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.700%, 9/15/2019	250,006
450,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.200%, 6/15/2022	472,446
365,000	Public Service Enterprises Group, Inc., Sr. Unsecd. Note, 2.875%, 6/15/2024	375,911
1,000,000	TECO Finance, Inc., Company Guarantee, 5.150%, 3/15/2020	1,014,533
300,000	UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	307,489
1,250,000	Wisconsin Energy Corp., Sr. Unsecd. Note, 2.450%, 6/15/2020	1,251,662
	TOTAL	11,138,542
	Utility - Natural Gas—0.7%
600,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.200%, 9/15/2021	619,831
1,200,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	1,240,937
250,000	Sempra Energy, Sr. Unsecd. Note, 2.850%, 11/15/2020	252,090
600,000	TransCanada PipeLines Ltd., Sr. Unsecd. Note, 2.125%, 11/15/2019	599,600
	TOTAL	2,712,458
	TOTAL CORPORATE BONDS (IDENTIFIED COST $113,173,324)	115,526,539
	ASSET-BACKED SECURITIES—5.3%
	Auto Receivables—4.3%
1,900,000	Fifth Third Auto Trust 2019-1, Class A4, 2.690%, 11/16/2026	1,960,441
2,000,000	Ford Credit Auto Owner Trust 2019-B, Class A3, 2.230%, 10/15/2023	2,014,110
1,500,000	GM Financial Automobile Leasing Trust 2019-2, Class B, 2.890%, 3/20/2023	1,526,278
2,425,000	General Motors 2019-1, Class A, 2.700%, 4/15/2024	2,471,184
925,000	Honda Auto Receivables Owner Trust 2019-2, Class A4, 2.540%, 3/21/2025	945,322
1,200,000	Mercedes-Benz Master Owner Trust 2019-BA, Class A, 2.610%, 5/15/2024	1,224,992
4,000,000	Toyota Auto Receivables Owner Trust 2019-B, Class A4, 2.600%, 11/15/2024	4,109,498
Annual Shareholder Report

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES—cont.
		Auto Receivables—cont.
$1,600,000		World Omni Auto Receivables Trust 2019-B, Class A4, 2.640%, 6/16/2025	$1,651,262
		TOTAL	15,903,087
		Credit Card—0.1%
500,000		Discover Card Execution Note Trust 2019-A1, Class A1, 3.040%, 7/15/2024	515,961
		Equipment Lease—0.7%
1,000,000		CNH Equipment Trust 2019-B, Class A3, 2.520%, 8/15/2024	1,019,201
1,650,000		John Deere Owner Trust 2019-B, Class A4, 2.320%, 5/15/2026	1,677,140
		TOTAL	2,696,341
		Other—0.2%
750,000	[1]	PFS Financing Corp. 2018-A, Class A, 2.595% (1-month USLIBOR +0.400%), 2/17/2022	750,501
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $19,447,402)	19,865,890
		COLLATERALIZED MORTGAGE OBLIGATIONS—2.7%
		Commercial Mortgage—2.7%
1,750,000		Benchmark Mortgage Trust 2019-B12, Class A2, 3.001%, 8/15/2052	1,831,704
1,300,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 4/10/2046	1,350,018
400,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class AM, 4.063%, 12/10/2044	416,003
175,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class B, 4.934%, 12/10/2044	183,171
750,000		Commercial Mortgage Trust 2013-CR8, Class B, 4.092%, 6/10/2046	787,891
341,204		Commercial Mortgage Trust 2014-LC17, Class A2, 3.164%, 10/10/2047	343,296
1,425,000		GS Mortgage Securities Trust 2019-GC39, Class A2, 3.457%, 5/10/2052	1,519,291
1,750,000		GS Mortgage Securities Trust 2019-GC40, Class A2, 2.971%, 7/10/2052	1,831,501
450,000		Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 3/15/2045	466,438
735,000		UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 4/10/2046	769,517
159,154		UBS-Citigroup Commercial Mortgage Trust 2011-C1, Class A3, 3.595%, 1/10/2045	163,361
10,866		Wells Fargo Commercial Mortgage Trust 2010-C1, Class A1, 3.349%, 11/15/2043	10,883
300,000		Wells Fargo Commercial Mortgage Trust 2010-C1, Class A2, 4.393%, 11/15/2043	303,846
		TOTAL	9,976,920
Annual Shareholder Report

Principal Amount or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—cont.
		Federal Home Loan Mortgage Corporation—0.0%
$32,604	[1]	Federal Home Loan Mortgage Corp. REMIC, Series 3397, Class FC, 2.795% (1-month USLIBOR +0.600%), 12/15/2037	$32,838
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $9,836,064)	10,009,758
		MORTGAGE-BACKED SECURITIES—1.0%
		Federal National Mortgage Association—1.0%
2,193,433		Federal National Mortgage Association, Pool AS2976, 4.000%, 8/1/2044	2,338,692
1,200,088		Federal National Mortgage Association, Pool AW0029, 3.500%, 7/1/2044	1,253,230
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $3,542,111)	3,591,922
		U.S. TREASURIES—43.4%
5,468,900		U.S. Treasury Inflation-Protected Notes, 0.125%, 4/15/2020	5,414,624
12,116,600		U.S. Treasury Inflation-Protected Notes, 0.625%, 4/15/2023	12,294,798
15,000,000		United States Treasury Note, 1.125%, 2/28/2021	14,889,243
5,520,000		United States Treasury Note, 1.250%, 3/31/2021	5,488,625
7,000,000		United States Treasury Note, 1.375%, 5/31/2021	6,975,401
2,000,000		United States Treasury Note, 1.625%, 6/30/2021	2,002,438
5,000,000		United States Treasury Note, 1.625%, 8/31/2022	5,027,780
6,500,000		United States Treasury Note, 1.625%, 5/31/2023	6,548,152
1,000,000		United States Treasury Note, 1.750%, 5/31/2022	1,007,971
22,000,000		United States Treasury Note, 1.750%, 6/30/2024	22,356,569
7,500,000		United States Treasury Note, 1.875%, 2/28/2022	7,573,800
4,000,000		United States Treasury Note, 1.875%, 3/31/2022	4,041,931
1,000,000		United States Treasury Note, 1.875%, 9/30/2022	1,013,605
2,500,000		United States Treasury Note, 2.000%, 2/28/2021	2,513,846
4,950,000		United States Treasury Note, 2.000%, 10/31/2022	5,036,037
3,000,000		United States Treasury Note, 2.000%, 11/30/2022	3,054,008
9,500,000		United States Treasury Note, 2.000%, 5/31/2024	9,761,354
2,500,000	[2]	United States Treasury Note, 2.125%, 6/30/2022	2,548,217
10,000,000		United States Treasury Note, 2.125%, 3/31/2024	10,314,435
5,000,000		United States Treasury Note, 2.500%, 1/15/2022	5,117,818
7,500,000		United States Treasury Note, 2.500%, 1/31/2024	7,845,117
5,000,000		United States Treasury Note, 2.750%, 7/31/2023	5,250,557
7,250,000		United States Treasury Note, 2.750%, 8/31/2023	7,621,824
8,000,000		United States Treasury Note, 2.875%, 11/30/2023	8,478,545
		TOTAL U.S. TREASURIES (IDENTIFIED COST $158,971,792)	162,176,695
Annual Shareholder Report

Principal Amount or Shares		Value
	INVESTMENT COMPANIES—16.2%
221,364	Emerging Markets Core Fund	$2,207,005
622,053	Federated Bank Loan Core Fund	6,083,676
10,256,608	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.20%[3]	10,259,685
2,016,219	Federated Mortgage Core Portfolio	20,000,895
1,794,994	Federated Project and Trade Finance Core Fund	16,172,895
906,216	High Yield Bond Portfolio	5,681,972
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $60,772,131)	60,406,128
	TOTAL INVESTMENT IN SECURITIES—99.5% (IDENTIFIED COST $365,742,824)[4]	371,576,932
	OTHER ASSETS AND LIABILITIES - NET—0.5%[5]	1,909,787
	TOTAL NET ASSETS—100%	$373,486,719
At August 31, 2019, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Amount	Expiration Date	Value and Unrealized Appreciation
[6]United States Treasury Notes 10-Year Short Futures	5	$658,594	December 2019	$223
Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended August 31, 2019, were as follows:
	Balance of Shares Held 8/31/2018	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	1,088,231	226,082	(1,092,949)
Federated Bank Loan Core Fund	586,713	35,340	—
Federated Institutional Prime Value Obligations Fund, Institutional Shares	9,693,667	105,042,689	(104,479,748)
Federated Mortgage Core Portfolio	1,948,595	67,624	—
Federated Project and Trade Finance Core Fund	907,227	887,767	—
High Yield Bond Portfolio	1,009,775	354,179	(457,738)
TOTAL OF AFFILIATED TRANSACTIONS	15,234,208	106,613,681	(106,030,435)
Annual Shareholder Report

Balance of Shares Held 8/31/2019	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Dividend Income
221,364	$2,207,005	$488,744	$(106,810)	$392,460
622,053	$6,083,676	$(161,794)	$—	$349,005
10,256,608	$10,259,685	$21	$631	$124,313
2,016,219	$20,000,895	$718,172	$—	$654,158
1,794,994	$16,172,895	$(73,329)	$—	$508,601
906,216	$5,681,972	$283,770	$(184,804)	$396,915
15,817,454	$60,406,128	$1,255,584	$(290,983)	$2,425,452
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $365,983,462.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of August 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$115,526,539	$—	$115,526,539
Asset-Backed Securities	—	19,865,890	—	19,865,890
Collateralized Mortgage Obligations	—	10,009,758	—	10,009,758
Mortgage-Backed Securities	—	3,591,922	—	3,591,922
U.S. Treasuries	—	162,176,695	—	162,176,695
Investment Companies[1]	44,233,233	—	—	60,406,128
TOTAL SECURITIES	$44,233,233	$311,170,804	$—	$371,576,932
Other Financial Instruments[2]
Assets	$223	$—	$—	$223
Liabilities	$—	$—	$—	$—
TOTAL OTHER FINANCIAL INSTRUMENTS	$223	$—	$—	$223
1	As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $16,172,895 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above but is included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Other financial instruments are futures contracts.
The following acronyms are used throughout this portfolio:
BKNT	—Bank Notes
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.13	$10.37	$10.43	$10.34	$10.63
Income From Investment Operations:
Net investment income	0.22	0.19[1]	0.18	0.23[1]	0.25[1]
Net realized and unrealized gain (loss)	0.32	(0.24)	(0.06)	0.10	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	0.54	(0.05)	0.12	0.33	(0.04)
Less Distributions:
Distributions from net investment income	(0.22)	(0.19)	(0.18)	(0.24)	(0.25)
Net Asset Value, End of Period	$10.45	$10.13	$10.37	$10.43	$10.34
Total Return[2]	5.35%	(0.44)%	1.16%	3.23%	(0.34)%
Ratios to Average Net Assets:
Net expenses	0.62%	0.63%	0.61%	0.61%	0.60%
Net investment income	2.10%	1.89%	1.73%	2.22%	2.41%
Expense waiver/reimbursement[3]	0.17%	0.15%	0.16%	0.17%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$23,774	$25,078	$27,334	$26,374	$16,654
Portfolio turnover	33%	27%	11%	30%	23%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.13	$10.37	$10.43	$10.33	$10.63
Income From Investment Operations:
Net investment income	0.24	0.22[1]	0.20	0.26[1]	0.28[1]
Net realized and unrealized gain (loss)	0.32	(0.24)	(0.06)	0.10	(0.30)
TOTAL FROM INVESTMENT OPERATIONS	0.56	(0.02)	0.14	0.36	(0.02)
Less Distributions:
Distributions from net investment income	(0.24)	(0.22)	(0.20)	(0.26)	(0.28)
Net Asset Value, End of Period	$10.45	$10.13	$10.37	$10.43	$10.33
Total Return[2]	5.61%	(0.19)%	1.41%	3.59%	(0.19)%
Ratios to Average Net Assets:
Net expenses	0.37%	0.38%	0.36%	0.36%	0.35%
Net investment income	2.36%	2.15%	1.98%	2.51%	2.64%
Expense waiver/reimbursement[3]	0.15%	0.16%	0.20%	0.20%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$289,131	$278,385	$266,383	$230,866	$203,880
Portfolio turnover	33%	27%	11%	30%	23%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.12	$10.36	$10.42	$10.33	$10.62
Income From Investment Operations:
Net investment income	0.21	0.19[1]	0.18	0.23[1]	0.25[1]
Net realized and unrealized gain (loss)	0.32	(0.24)	(0.06)	0.10	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	0.53	(0.05)	0.12	0.33	(0.04)
Less Distributions:
Distributions from net investment income	(0.21)	(0.19)	(0.18)	(0.24)	(0.25)
Net Asset Value, End of Period	$10.44	$10.12	$10.36	$10.42	$10.33
Total Return[2]	5.35%	(0.43)%	1.16%	3.23%	(0.34)%
Ratios to Average Net Assets:
Net expenses	0.62%	0.63%	0.61%	0.61%	0.60%
Net investment income	2.10%	1.84%	1.72%	2.27%	2.36%
Expense waiver/reimbursement[3]	0.15%	0.16%	0.18%	0.20%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,477	$12,525	$34,375	$27,975	$28,600
Portfolio turnover	33%	27%	11%	30%	23%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares*
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.13	$10.37	$10.43	$10.33	$10.63
Income From Investment Operations:
Net investment income	0.24	0.22[1]	0.21	0.16[1]	0.20[1]
Net realized and unrealized gain (loss)	0.32	(0.24)	(0.06)	0.13	(0.30)
TOTAL FROM INVESTMENT OPERATIONS	0.56	(0.02)	0.15	0.29	(0.10)
Less Distributions:
Distributions from net investment income	(0.24)	(0.22)	(0.21)	(0.19)	(0.20)
Net Asset Value, End of Period	$10.45	$10.13	$10.37	$10.43	$10.33
Total Return[2]	5.62%	(0.18)%	1.42%	2.82%	(0.93)%
Ratios to Average Net Assets:
Net expenses	0.36%	0.37%	0.35%	1.11%	1.10%
Net investment income	2.37%	2.16%	2.00%	1.57%	1.89%
Expense waiver/reimbursement[3]	0.12%	0.12%	0.15%	0.15%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$48,105	$28,523	$28,306	$753	$0[4]
Portfolio turnover	33%	27%	11%	30%	23%
*	Prior to September 1, 2016, the Fund's Class R6 Shares were designated as Class R Shares.
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than $1,000.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investment in securities, at value including $60,406,128 of investment in affiliated holdings (identified cost $365,742,824)		$371,576,932
Cash		85
Income receivable		1,887,619
Income receivable from affiliated holdings		197,266
Receivable for shares sold		798,917
TOTAL ASSETS		374,460,819
Liabilities:
Payable for investments purchased	$181,556
Payable for shares redeemed	615,590
Payable for daily variation margin on futures contracts	420
Income distribution payable	42,089
Payable for investment adviser fee (Note 5)	3,626
Payable for administrative fee (Note 5)	1,612
Payable for auditing fees	26,341
Payable for portfolio accounting fees	46,254
Payable for other service fees (Notes 2 and 5)	7,403
Payable for share registration costs	24,390
Accrued expenses (Note 5)	24,819
TOTAL LIABILITIES		974,100
Net assets for 35,750,333 shares outstanding		$373,486,719
Net Assets Consist of:
Paid-in capital		$375,528,510
Total distributable earnings (loss)		(2,041,791)
TOTAL NET ASSETS		$373,486,719
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($23,773,540 ÷ 2,274,885 shares outstanding), no par value, unlimited shares authorized	$10.45
Offering price per share (100/99.00 of $10.45)	$10.56
Redemption proceeds per share	$10.45
Institutional Shares:
Net asset value per share ($289,130,511 ÷ 27,674,834 shares outstanding), no par value, unlimited shares authorized	$10.45
Offering price per share	$10.45
Redemption proceeds per share	$10.45
Service Shares:
Net asset value per share ($12,477,371 ÷ 1,195,294 shares outstanding), no par value, unlimited shares authorized	$10.44
Offering price per share	$10.44
Redemption proceeds per share	$10.44
Class R6 Shares:
Net asset value per share ($48,105,297 ÷ 4,605,320 shares outstanding), no par value, unlimited shares authorized	$10.45
Offering price per share	$10.45
Redemption proceeds per share	$10.45
See Notes which are an integral part of the Financial Statement
Annual Shareholder Report

Statement of Operations
Year Ended August 31, 2019
Investment Income:
Interest			$7,361,840
Dividends (including $2,425,452 received from affiliated holdings*)			2,353,560
TOTAL INCOME			9,715,400
Expenses:
Investment adviser fee (Note 5)		$1,066,721
Administrative fee (Note 5)		286,582
Custodian fees		19,396
Transfer agent fee (Note 2)		161,866
Directors'/Trustees' fees (Note 5)		4,860
Auditing fees		32,041
Legal fees		11,820
Portfolio accounting fees		133,715
Other service fees (Notes 2 and 5)		87,630
Share registration costs		84,895
Printing and postage		33,998
Miscellaneous (Note 5)		25,001
TOTAL EXPENSES		1,948,525
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(442,829)
Reimbursement of other operating expenses (Notes 2 and 5)	(89,848)
TOTAL WAIVER AND REIMBURSEMENTS		(532,677)
Net expenses			1,415,848
Net investment income			8,299,552
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments (including $(290,983) net realized loss on sales of investments in affiliated holdings*)			(981,303)
Net realized loss on futures contracts			(402,722)
Net change in unrealized depreciation of investments (including $1,255,584 net change in unrealized depreciation of investments in affiliated holdings*)			12,541,730
Net change in unrealized appreciation of futures contracts			(13,387)
Net realized and unrealized gain on investments and futures contracts			11,144,318
Change in net assets resulting from operations			$19,443,870
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended August 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,299,552	$7,446,786
Net realized loss	(1,384,025)	(253,198)
Net change in unrealized appreciation/depreciation	12,528,343	(8,161,090)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	19,443,870	(967,502)
Distributions to Shareholders (Note 2):
Class A Shares	(498,380)	(492,996)
Institutional Shares	(6,352,111)	(5,939,999)
Service Shares	(241,118)	(401,927)
Class R6 Shares	(1,206,372)	(615,047)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,297,981)	(7,449,969)
Share Transactions:
Proceeds from sale of shares	162,319,837	159,375,938
Net asset value of shares issued to shareholders in payment of distributions declared	7,739,288	6,784,901
Cost of shares redeemed	(152,229,499)	(169,629,037)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	17,829,626	(3,468,198)
Change in net assets	28,975,515	(11,885,669)
Net Assets:
Beginning of period	344,511,204	356,396,873
End of period	$373,486,719	$344,511,204
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
August 31, 2019
1. ORGANIZATION
Federated Institutional Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of three diversified portfolios. The financial statements included herein are only those of Federated Short-Intermediate Total Return Bond Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Institutional Shares, Service Shares, and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide total return.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report

Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
Annual Shareholder Report

The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Annual Shareholder Report

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $532,677 is disclosed in various locations in this Note 2 and Note 5. For the year ended August 31, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$15,179	$(9,906)
Institutional Shares	135,087	(76,859)
Service Shares	5,669	(3,083)
Class R6 Shares	5,931	–
TOTAL	$161,866	$(89,848)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended August 31, 2018, were from net investment income. Undistributed net investment income at August 31, 2018, was $2,337.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended August 31, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$59,072
Service Shares	28,558
TOTAL	$87,630
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $8,503,684. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin on futures contracts	$(223)*
*	Includes cumulative net appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(402,722)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(13,387)
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
Year Ended	8/31/2019		8/31/2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	555,377	$5,673,406	1,309,350	$13,396,179
Shares issued to shareholders in payment of distributions declared	44,640	456,935	42,286	431,376
Shares redeemed	(799,820)	(8,155,427)	(1,511,737)	(15,436,248)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(199,803)	$(2,025,086)	(160,101)	$(1,608,693)
Annual Shareholder Report

Year Ended	8/31/2019		8/31/2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	11,303,360	$115,424,903	13,851,085	$141,486,350
Shares issued to shareholders in payment of distributions declared	570,941	5,846,955	525,323	5,355,059
Shares redeemed	(11,678,142)	(119,017,674)	(12,584,231)	(128,319,586)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	196,159	$2,254,184	1,792,177	$18,521,823

Year Ended	8/31/2019		8/31/2018
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	293,947	$3,029,961	249,593	$2,550,479
Shares issued to shareholders in payment of distributions declared	22,407	229,076	37,514	383,428
Shares redeemed	(358,430)	(3,645,677)	(2,366,492)	(24,199,699)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(42,076)	$(386,640)	(2,079,385)	$(21,265,792)

Year Ended	8/31/2019		8/31/2018
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,766,949	$38,191,567	190,964	$1,942,930
Shares issued to shareholders in payment of distributions declared	117,933	1,206,322	60,345	615,038
Shares redeemed	(2,095,747)	(21,410,721)	(165,228)	(1,673,504)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	1,789,135	$17,987,168	86,081	884,464
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,743,415	$17,829,626	(361,228)	$(3,468,198)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$8,297,981	$7,449,969
As of August 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$3,908
Net unrealized appreciation	$5,593,470
Capital loss carryforwards	$(7,639,169)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales and mark to market of futures contracts.
Annual Shareholder Report

At August 31, 2019, the cost of investments for federal tax purposes was $365,983,462. The net unrealized appreciation of investments for federal tax purposes was $5,593,470. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,759,605 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,166,135. The amounts presented are inclusive of derivative contracts.
As of August 31, 2019, the Fund had a capital loss carryforward of $7,639,169 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$3,104,791	$4,534,378	$7,639,169
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses. For the year ended August 31, 2019, the Adviser voluntarily waived $439,306 of its fee and voluntarily reimbursed $89,848 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended August 31, 2019, the Adviser reimbursed $3,523.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2019, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.10%
Service Shares	0.05%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2019, the Fund's Class A Shares and Service Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2019, FSC did not retain sales charges from the sale of the Class A Shares.
Other Service Fees
For the year ended August 31, 2019, FSSC received $16,912 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.62%, 0.37%, 0.62% and 0.36% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report

Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2019, were as follows:
Purchases	$51,042,411
Sales	$32,937,190
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of August 31, 2019, the Fund had no outstanding loans. During the year ended August 31, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2019, there were no outstanding loans. During the year ended August 31, 2019, the program was not utilized.
9. SUBSEQUENT EVENT
Subject to approval by the Trustees, in the fourth quarter of 2019 the Fund expects to reduce the distribution services fee paid on its Class A Shares, pursuant to the Fund's Rule 12b-1 Plan, from a 0.10% dormant fee to a 0.05% dormant fee based on average daily net assets. This dormant 0.05% distribution services fee will not be incurred or charged until such time as subsequently approved by the Trustees. In addition, the Fund expects to eliminate the dormant 0.05% distribution services fee on its Service Shares.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated institutional TRUST AND THE SHAREHOLDERS OF FEDERATED Short-intermediate total return bond FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Short-Intermediate Total Return Bond Fund (the “Fund”), as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of Augus 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
October 24, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 to August 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 3/1/2019	Ending Account Value 8/31/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,035.70	$3.18
Institutional Shares	$1,000	$1,038.00	$1.90
Service Shares	$1,000	$1,035.80	$3.18
Class R6 Shares	$1,000	$1,038.10	$1.85
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,022.10	$3.16
Institutional Shares	$1,000	$1,023.30	$1.89
Service Shares	$1,000	$1,022.10	$3.16
Class R6 Shares	$1,000	$1,023.40	$1.84
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.62%
Institutional Shares	0.37%
Service Shares	0.62%
Class R6 Shares	0.36%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Short-Intermediate Total Return Bond Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as
Annual Shareholder Report

management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both
Annual Shareholder Report

in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the
Annual Shareholder Report

Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors
Annual Shareholder Report

and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be
Annual Shareholder Report

viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Short-Intermediate Total Return Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420B870
CUSIP 31420B607
CUSIP 31420B508
CUSIP 31420B862
35671 (10/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $97,990

Fiscal year ended 2018 - $96,710

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $626,569

Fiscal year ended 2018 - $1,124,312

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period. The SEC’s amendments to the Loan Rule as codified in Federal Register Version (84 FR 32040) were effective October 3, 2019, and based on an analysis conducted after reasonable inquiry, the registrant has not identified any beneficial owners of the Fund’s equity securities where such beneficial owner has significant influence over the Fund. The operating and financial policies relevant to the significant influence test would include the Fund’s investment policies and day to day portfolio management process, including those governing the selection, purchase and sale, and valuation of investments, and the distribution of income and capital gains.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involves the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders can vote on the election of members to the Hermes Fund’s committee is not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 28, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Institutional Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date October 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date October 24, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date October 24, 2019